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                                                                    EXHIBIT 10.1


                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


                THIS AMENDMENT, dated as of November 4, 2005, is between IDEX CORPORATION, a Delaware corporation with its executive offices at 630 Dundee Road, Suite 400, Northbrook, Illinois 60062 (the "Corporation"), and LAWRENCE D. KINGSLEY, an individual residing at 3870 RFD Woods End, Long Grove, IL 60047 (the "Executive").

                                    RECITALS:

                A. The Corporation and the Executive have entered into an Employment Agreement dated as of July 21, 2004 (the "Agreement") as amended by the First Amendment to the Agreement dated as of March 22, 2005.

                B. The Corporation and the Executive desire to amend the Agreement to reflect certain changes to the terms and conditions of Executive's employment by entering into this Second Amendment to the Agreement (this "Amendment").

                NOW THEREFORE, in consideration of the foregoing, the Corporation and the Executive agree to further amend the Agreement effective as of September 28, 2005 as follows:

                1. Section 9(a) of the Agreement is amended to read as follows:

                A. UPON TERMINATION BY THE CORPORATION OTHER THAN FOR CAUSE. UPON THE CORPORATION'S TERMINATION OF THE EXECUTIVE'S EMPLOYMENT FOR OTHER THAN CAUSE, THE CORPORATION WILL PROVIDE THE FOLLOWING:

                     1. SALARY AND FRINGE BENEFITS. THE EXECUTIVE WILL RECEIVE
                HIS FULL SALARY AND FRINGE BENEFITS THROUGH THE EFFECTIVE DATE OF TERMINATION TOGETHER WITH ANY UNPAID BONUS FOR A PRIOR PERIOD. THE EXECUTIVE WILL ALSO RECEIVE (I) HIS FULL SALARY, AND
                (II) MEDICAL AND HEALTH INSURANCE (MEDICAL AND HEALTH INSURANCE IS HEREINAFTER REFERRED TO AS "FRINGE BENEFITS") AS IN EFFECT ON THE DATE OF EITHER THE CORPORATION'S OR THE EXECUTIVE'S RECEIPT OF A NOTICE OF TERMINATION FROM THE OTHER PARTY FOR A PERIOD OF 24 MONTHS BEGINNING WITH THE MONTH NEXT FOLLOWING THE MONTH DURING WHICH HIS EMPLOYMENT TERMINATES. IF THE EXECUTIVE DIES DURING THE 24 MONTH PERIOD, THE BALANCE OF THE SALARY PAYMENTS WILL BE PAID AS PROVIDED IN SECTION 15 AND ANY DEPENDENT HEALTH OR MEDICAL FRINGE BENEFITS WILL BE PROVIDED FOR THE BALANCE OF THE 24 MONTH PERIOD.

                     2. BONUS. THE EXECUTIVE WILL RECEIVE A BONUS AMOUNT EQUAL
                TO THE 200% OF HIS BASE SALARY IN EFFECT IN THE YEAR OF THE TERMINATION OF HIS EMPLOYMENT. THIS AMOUNT WILL BE PAID IN 24 EQUAL MONTHLY PAYMENTS BEGINNING WITH THE MONTH NEXT FOLLOWING THE MONTH DURING WHICH HIS EMPLOYMENT TERMINATES. ADDITIONALLY, THE EXECUTIVE WILL RECEIVE A BONUS AMOUNT EQUAL TO THE AMOUNT DETERMINED BY MULTIPLYING THE BONUS AMOUNT DETERMINED UNDER THE EIBP BY A FRACTION THE NUMERATOR OF WHICH IS THE NUMBER OF FULL AND PARTIAL CALENDAR MONTHS OF SERVICE IN THE CALENDAR YEAR THAT INCLUDES THE DATE OF THE TERMINATION OF HIS EMPLOYMENT AND THE DENOMINATOR OF WHICH IS 12. THIS AMOUNT WILL BE PAID AT THE TIME PAYMENT IS CUSTOMARILY MADE UNDER THE EIBP.




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                     3. ACCRUED VACATION. THE EXECUTIVE WILL RECEIVE PAYMENT FOR
                ACCRUED BUT UNUSED VACATION, WHICH PAYMENT WILL BE EQUITABLY PRORATED BASED ON THE PERIOD OF ACTIVE EMPLOYMENT FOR THAT PORTION OF THE FISCAL YEAR IN WHICH THE EXECUTIVE'S TERMINATION OF EMPLOYMENT BECOMES EFFECTIVE. PAYMENT FOR ACCRUED BUT UNUSED VACATION WILL BE PAYABLE IN ONE LUMP SUM ON THE EFFECTIVE DATE
                OF THE TERMINATION OF EMPLOYMENT (OR AS SOON THEREAFTER AS PRACTICABLE).

                     4. EQUITY COMPENSATION. THE INDUCEMENT OPTIONS WILL BECOME
                FULLY VESTED AND WILL BE EXERCISABLE ACCORDING TO THE TERMS OF THE OPTION AGREEMENT AND THE INDUCEMENT RESTRICTED STOCK AWARD WILL BECOME FULLY VESTED.

                2. Section 9(e) of the Agreement is amended to read as follows:

                UPON TERMINATION FOLLOWING A CHANGE IN CONTROL. UPON THE EXECUTIVE'S TERMINATION OF EMPLOYMENT BY THE CORPORATION WITHOUT CAUSE OR THE EXECUTIVE'S TERMINATION WITH GOOD REASON WHICH, IN EITHER CASE, OCCURS IN CONTEMPLATION OF OR WITHIN THE 24 MONTH PERIOD FOLLOWING A CHANGE IN CONTROL, THE CORPORATION WILL PROVIDE THE FOLLOWING:

                     5. SALARY AND FRINGE BENEFITS. THE EXECUTIVE WILL RECEIVE
                HIS FULL SALARY AND FRINGE BENEFITS THROUGH THE EFFECTIVE DATE OF TERMINATION TOGETHER WITH ANY UNPAID BONUS FOR A PRIOR PERIOD. THE EXECUTIVE WILL ALSO RECEIVE HIS FULL SALARY AND FRINGE BENEFITS, AS IN EFFECT ON THE EFFECTIVE DATE OF TERMINATION, FOR A PERIOD OF 36 MONTHS BEGINNING WITH THE MONTH NEXT FOLLOWING THE MONTH DURING WHICH HIS EMPLOYMENT TERMINATES. IF THE EXECUTIVE DIES DURING THE 36 MONTH PERIOD, THE BALANCE OF THE SALARY PAYMENTS WILL BE PAID AS PROVIDED IN SECTION 15 AND ANY DEPENDENT HEALTH OR MEDICAL FRINGE BENEFITS WILL BE PROVIDED FOR THE BALANCE OF THE 36 MONTH PERIOD.

                     6. BONUS. THE EXECUTIVE WILL RECEIVE A BONUS AMOUNT EQUAL
                TO THE 300% OF HIS BASE SALARY IN EFFECT IN THE YEAR OF THE TERMINATION OF HIS EMPLOYMENT. THIS AMOUNT WILL BE PAID IN 36 EQUAL MONTHLY PAYMENTS BEGINNING WITH THE MONTH NEXT FOLLOWING THE MONTH DURING WHICH HIS EMPLOYMENT TERMINATES. ADDITIONALLY, THE EXECUTIVE WILL RECEIVE A BONUS AMOUNT EQUAL TO THE AMOUNT DETERMINED BY MULTIPLYING THE BONUS AMOUNT DETERMINED UNDER THE EIBP BY A FRACTION THE NUMERATOR OF WHICH IS THE NUMBER OF FULL AND PARTIAL CALENDAR MONTHS OF SERVICE IN THE CALENDAR YEAR THAT INCLUDES THE DATE OF THE TERMINATION OF HIS EMPLOYMENT AND THE DENOMINATOR OF WHICH IS 12. THIS AMOUNT WILL BE PAID AT THE TIME PAYMENT IS CUSTOMARILY MADE UNDER THE EIBP.

                     7. ACCRUED VACATION. THE EXECUTIVE WILL RECEIVE PAYMENT FOR
                ACCRUED BUT UNUSED VACATION, WHICH PAYMENT WILL BE EQUITABLY PRORATED BASED ON THE PERIOD OF ACTIVE EMPLOYMENT FOR THAT PORTION OF THE FISCAL YEAR IN WHICH THE EXECUTIVE'S TERMINATION OF EMPLOYMENT BECOMES EFFECTIVE. PAYMENT FOR ACCRUED BUT UNUSED VACATION WILL BE PAYABLE IN ONE LUMP SUM ON THE EFFECTIVE DATE OF THE TERMINATION OF EMPLOYMENT (OR AS SOON THEREAFTER AS PRACTICABLE).

                     8. EQUITY COMPENSATION. THE INDUCEMENT OPTIONS WILL VEST
                AND WILL BE EXERCISABLE IN THE MANNER PROVIDED UNDER THE TERMS OF THE OPTION PLAN UNDER WHICH THEY WERE GRANTED. THE INDUCEMENT RESTRICTED STOCK AWARD WILL BECOME FULLY VESTED.

                Except as specifically amended hereby, the Agreement shall continue in full force and effect as written and previously amended.




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                This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

                IN WITNESS WHEREOF, the parties have duly executed this Amendment as of this 4th day of November, 2005.

                                              CORPORATION:

                                                     IDEX CORPORATION


                                                     By /s/ Frank J. Notaro
                                                        ------------------------
                                                        Name:  Frank J. Notaro
                                                        Title: Vice President -
                                                               General Counsel
                                                               and Secretary


                                              EXECUTIVE:
                                                     /s/ Lawrence D. Kingsley
                                                     ---------------------------
                                                         Lawrence D. Kingsley